INVESTMENT MANAGERS SERIES TRUST
803 W. Michigan Street
Milwaukee, Wisconsin  53233

January 29, 2013

Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Attention:  Division of Investment Management

Re:	Investment Managers Series Trust (the “Trust”) File No. 333-122901
on behalf of the Aristotle/Saul Opportunity Fund (the “Fund” or “Registrant”)

Below is a summary of the comments provided by Mr. Edward Bartz on January 18, 2013, with respect to the Preliminary Proxy filed on January 15, 2013 for the purpose of reappointing Aristotle Capital Management LLC as advisor to the Fund.  All of the comments have been updated or explained below and are reflected in the Definitive Proxy filed concurrently with this correspondence.

1.	Please disclose the estimate costs of the proxy under the section title “Proxy Solicitation”.

Response:	The requested change has been made.

The Registrant acknowledges that the adequacy and accuracy of the disclosure in the filing is the responsibility of the Registrant.  The Registrant acknowledges that any comments or changes to disclosure in the filing provided by the Commission staff, acting pursuant to delegated authority, do not foreclose the Commission from taking any action with respect to the filing and the Registrant represents that it will not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

If you have any questions or additional comments, please contact me at (626) 914-1041.  Thank you.

Sincerely,

/s/Rita Dam
Rita Dam
Treasurer